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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITOR'S CONSENT

     We consent to the incorporation by reference in this Registration Statement of BJ Services Company on Form S-8 of our report dated November 16, 2000, appearing in the Annual Report on Form 10-K of BJ Services Company for the year ended September 30, 2000.


/s/ DELOITTE & TOUCHE LLP
-----------------------------------
DELOITTE & TOUCHE LLP


Houston, Texas
May 11, 2001


                                Exhibit 23.1-1